UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/05/2007

UNIVERSAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50284

Delaware	80-0025175
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

30 Skyline Drive
Lake Mary, FL 32746
(Address of principal executive offices, including zip code)

(800) 975-2076
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

1.        On November 5, 2007, Universal Energy Corp. (the "Company") was notified by Tedder, James, Worden & Associates, P.A. in a letter dated October 31, 2007, that they had been recently acquired and therefore would be resigning as the independent registered auditor for the Company. Cross, Fernandez, Riley, LLP was appointed as the Company's new auditor on November 26, 2007.
2.        The audit reports of Tedder, James, Worden & Associates, P.A. on the consolidated financial statements of Universal Energy Corp. and subsidiary as of and for the years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, the report contained a modification paragraph that expressed substantial doubt about Universal Energy Corp.'s ability to continue as a going concern.
3.        The decision to engage Cross, Fernandez, Riley, LLP was approved by the board of directors on November 26, 2007.
4.        During the Company's two most recent fiscal years ended December 31, 2006 and December 31, 2005 and through the date of this Current Report, the Company did not consult with Cross, Fernandez, Riley, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Cross, Fernandez, Riley, LLP did not provide either a written report or oral advice to the Company that Cross, Fernandez, Riley, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
5.        In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended December 31, 2006 and December 31, 2005 and through the date of this Current Report, there were: (1) no disagreements between the Company and Tedder, James, Worden & Associates, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tedder, James, Worden & Associates, P.A., would have caused Tedder, James, Worden & Associates, P.A. to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
6.        The Company has provided Tedder, James, Worden & Associates, P.A. a copy of the disclosures in this Form 8-K and has requested that Tedder, James, Worden & Associates, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Tedder, James, Worden & Associates, P.A. agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated December 3, 2007 furnished by Tedder, James, Worden & Associates, P.A. in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit 16.1 Letter from Tedder, James, Worden & Associates, P.A. to the Securities and Exchange Commission dated December 3, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL ENERGY CORP.

Date: December 03, 2007	By:	/s/ Dyron M. Watford
Dyron M. Watford
CFO

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from Tedder, James, Worden & Associates, P.A. to the Securities and Exchange Commission dated December 3, 2007